UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2025
NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 3300
Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 574-1880
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2025, Brent Wahl notified NextDecade Corporation (the “Company”) that he intended to resign, effective October 20, 2025, to pursue a professional opportunity in the digital infrastructure industry. Mr. Wahl’s departure is not the result of any issues or disagreements with the Company relating to the Company’s financial disclosures, accounting matters, operations, policies or practices. Mr. Wahl and the Company intend to enter into a consulting arrangement for the period following his departure through December 31, 2025 to ensure a smooth transition of his current responsibilities.

Michael Mott, age 65, will serve as the Company’s interim principal financial officer while the Company is conducting its search for a new Chief Financial Officer. Mr. Mott was appointed Senior Vice President, Enterprise Transformation in July 2024. He joined the Company in June 2021 as Senior Vice President, Corporate Strategy, and most recently served as Senior Vice President, Carbon Solutions, since February 2022. Prior to joining the Company, his previous roles included leadership positions working in start-up, scaled growth, and mature stage businesses in both domestic and international marketplaces. Most recently, he worked as Chief Financial Officer of LNG Limited from October 2014 to May 2020 and as an independent business consultant from May 2020 to June 2021. Prior to his position at LNG Limited, he was employed by BG Group where he held a number of senior strategy, finance and operations roles leading business execution in BG’s Global LNG business in upstream, midstream and downstream businesses in the American hemisphere, and as Senior Vice President – Health, Safety, Security and Environment (HSSE) with responsibility for BG Group’s global workforce. From 1995 to 2003, he held progressively senior risk management and accounting roles for Dynegy Inc., becoming Senior Vice President – Chief Accounting Officer and Controller from 2001 to 2003. He spent 13 years with Price Waterhouse LLP before joining Dynegy with a focus on multi-national energy majors as well as North American upstream independents. He earned a Bachelor’s of Business Administration in Accounting from the University of Oklahoma.

Mr. Mott’s appointment was not made pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Mott and any director or other executive officer of the Company. Mr. Mott has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 8, 2025

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel